UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Exchange Offers

On December 22, 2025, Sabre Corporation (“Sabre”) issued a press release announcing the final results of the previously announced exchange offers by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre. On December 23, 2025, in connection with the final settlement of the exchange offers, Sabre GLBL issued an additional $1,430,000 aggregate principal amount of its 10.750% Senior Secured Notes due 2030.

A copy of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Redemption of the Remaining 8.625% Senior Secured Notes and the 11.250% Senior Secured Notes

On December 23, 2025, Sabre GLBL delivered notices of redemption to holders of $91,607,000 of its 8.625% Senior Secured Notes due 2027 and $1,558,000 of its 11.250% Senior Secured Notes due 2027, representing all outstanding notes of each such series. The 8.625% Senior Secured Notes will be redeemed on March 1, 2026 and the 11.250% Senior Secured Notes will be redeemed on January 22, 2026.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Final Results Press Release dated December 22, 2025.

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

Sabre Corporation

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Executive Vice President and Chief Legal Officer